                                                                   EXHIBIT 10.1


                           COMMUNITY FIRST BANKSHARES, INC.

                                ANNUAL INCENTIVE PLAN

                                         1998

1998 AIP


     GROUP                    TARGET INCENTIVE                   MAXIMUM
     -----                    ----------------                   -------

I    CEO                           40%                              80%

II   EVP'S                         30%                              60%

III  SVP'S                         20%                              40%

IV   VP'S                          10%                              20%

SPLIT 50% INTERNAL & 50% EXTERNAL


     TARGET                      INTERNAL                        EXTERNAL
     ------                      --------                        --------

I    40%                           20%                              20%

II   30%                           15%                              15%

III  20%                           10%                              10%

IV   10%                            5%                               5%

INTERNAL AWARD CALCULATION

Based on performance versus plan EPS as target.
No award if less than 90% of plan.
Double internal amount @ 110.6% of plan (see schedule).
Round up at .5 (plan) and down at < .5.


                                                   AWARD % OF BASE SALARY
                    FULLY DILUTED            ---------------------------------
% OF PLAN                EPS                  I         II       III       IV
---------           -------------            ----      ----      ----     ----

Under 90.0               2.54                   0         0         0       0
      91.0               2.56                 2.0       1.5       1.0      .5
      92.0               2.59                 4.0       3.0       2.0     1.0
      93.0               2.62                 6.0       4.5       3.0     1.5
      94.0               2.65                 8.0       6.0       4.0     2.0
      95.0               2.68                10.0       7.5       5.0     2.5
      96.0               2.71                12.0       9.0       6.0     3.0
      97.0               2.74                14.0      10.5       7.0     3.5
      98.0               2.78                16.0      12.0       8.0     4.0
      99.0               2.99                18.0      13.5       9.0     4.5
     100.0               2.82                20.0      15.0      10.0     5.0
     101.0               2.84                21.3      16.0      10.7     5.3
     101.5               2.86                22.7      17.0      11.3     5.7
     102.1               2.88                24.0      18.0      12.0     6.0
     102.8               2.90                25.3      19.0      12.7     6.3
     103.5               2.92                26.7      20.0      13.3     6.7
     104.5               2.94                28.0      21.0      14.0     7.0
     105.0               2.96                29.3      22.0      14.7     7.3
     105.7               2.98                30.7      23.0      15.3     7.7
     106.4               3.00                32.0      24.0      16.0     8.0
     107.1               3.02                33.3      25.0      16.7     8.3
     107.8               3.04                34.7      26.0      17.3     8.7
     108.5               3.06                36.0      27.0      18.0     9.0
     109.2               3.08                37.3      28.0      18.7     9.3
     110.0               3.10                38.7      29.0      19.3     9.7
     110.6               3.12                40.0      30.0      20.0    10.0

EXTERNAL AWARD CALCULATION

SNL peer group (20 banks) for CURRENT PERFORMANCE YEAR based on group as of December 31, 1995.

Combines incentive for ROE and growth (see matrix).

SNL 20 BANK GROUP


Percentile      75th or higher  100%            150%            200%

ROE             50th            50%             100%            150%

                49th or lower   0%              50%             100%
                                49th or lower   50th            75th or higher

                                                Percentile asset growth rate

External award calculation:


                                     % OF SALARY AT PERFORMANCE LEVEL
                              -------------------------------------------------
     TARGET                   50%            100%           150%           200%
     ------                   ---            ----           ----           ----

     I    20%                 10%            20%              30%          40%

     II   15%                 7.5%           15%            22.5%          30%

     III  10%                   5%           10%              15%          20%

     IV   5%                  2.5%            5%             7.5%          10%

The SELECTED PEER GROUP reflects our selection of the NINETEEN OTHER INSTITUTIONS most like the subject institution to be used as a peer group in comparing relative compensation levels. For banks with assets of less than $5 billion, the automated process searches in sequence for:

     1.   Banks in the same state within 40% of total assets.
     2.   Banks in the same region within 40% of total assets.
     3.   Banks in the same state within 80% of total assets.
     4.   Banks in the same region within 80% of total assets.

     5.   Any bank within 40% of total assets.
     6.   Any bank within 80% of total assets.
     7.   Banks closest in asset size.

If at any point in the sequence nineteen banks are found, the sequence stops and those banks form the Selected Peer Group. If step six is reached and there are still not nineteen other banks, the banks closest in asset size anywhere in the country are chosen to round out the peer group.